UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2007

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

     Nevada                           000-21430                   88-0296885
 (State or other                     -----------                 -----------
 jurisdiction of                     (Commission                (IRS Employer
  corporation)                       File Number)            Identification No.)

    2901 Las Vegas Boulevard
        Las Vegas, Nevada                                 89109
  (Address of principal office)                         (Zip code)

 Registrant's telephone number,                       (702) 794-9237
       including area code


-------------------------------------------------------------------------------
            (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.


         (a) On August 6, 2007, our board of directors (our "Board") adopted amendments to our bylaws, as follows:

                  1. Special meetings of stockholders (Article I, Section 1.02(a)) - The amendment provides that special meetings may only be called by our chairman, our president or our Board. We deleted the provision that allowed holders of not less than a majority of the voting power of our stock to require the calling of a special meeting.

                  2. No telephonic meetings of stockholders (Article I, Section 1.12) - The amendment eliminates the authorization for stockholders to participate in meetings by telephone conference or similar methods of communication, unless our Board specifically authorizes such participation for one or more particular meetings.

                  3. No stockholder action with a meeting (Article I, Section 1.13) - The amendment eliminates the authorization for stockholder action to be taken without a meeting of stockholders.

                  4. Advance notice requirements for stockholder proposals and director nominations (Article I, Section 1.14) - This new provision specifies the procedures that stockholders must follow in order to present proposals or nominations of persons for election to our Board at a meeting of stockholders.

                  5.       Bylaw amendments by stockholders (Article VIII,
                           Section 8.01(b)) - The amendment requires approval by holders of not less than 2/3 of the voting power of our stock in order to amend, alter or repeal our bylaws unless such action pertains to the indemnification provisions (Article VII) or the amendment or repeal provisions (Article VIII) of our bylaws, in which case approval by holders of not less than 3/4 of the voting power of our stock is required. Previously, holders of a majority of the voting power of our stock could alter, amend or repeal our bylaws. The amendment does not affect our bylaw provisions governing amendment, alteration or repeal of our bylaws by action of our Board.

         The full text of the amendments is included in Exhibit 3.1 hereto and incorporated herein by reference.

         (b) Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (a) Not applicable. (b) Not applicable. (c) Not applicable. (d)
         Exhibits:

         Exhibit 3.1 Certificate of Amendment of Bylaws of Riviera Holdings Corporation, dated August 7, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: August 10, 2007                     RIVIERA HOLDINGS CORPORATION



                                                    By: /s/ Mark Lefever
                                                    Treasurer and Chief
                                                    Financial Officer